SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

SunGard® Data Systems Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Drummers Lane, Wayne Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 341-8700

(Former Name and Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Exhibits.

99.1:	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2:	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.  Regulation FD Disclosure

On August 12, 2002, James L. Mann and Michael J. Ruane, the Chief Executive Officer and Chief Financial Officer of SunGard Data Systems Inc., respectively, submitted to the Securities and Exchange Commission (the “Commission”) their Statements Under Oath required by the Commission’s Order pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 (Commission File No. 4-460). Copies of Mr. Mann’s and Mr. Ruane’s sworn statements are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 12, 2002

SUNGARD DATA SYSTEMS INC.

By:	/s/ MICHAEL J. RUANE
Michael J. Ruane Senior Vice President-Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1:	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2:	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

3